                                                                 EXHIBIT 10.7(A)

                           AMENDMENT NO. 2 AND WAIVER

          AMENDMENT NO. 2 AND WAIVER, dated as of September 29, 2000 (this "Amendment"), to the Credit Agreement, dated as of August 17, 1999, as amended,
----------
by Amendment No. 1, dated as of April 21, 2000 (the "Credit Agreement"), among
                                                     ----------------
INFONET SERVICES CORPORATION, a Delaware corporation (the "Borrower"), the
                                                           --------
several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), MERRILL LYNCH & CO., as lead arranger, book
                      -------
manager and syndication agent (in such capacity, the "Arranger"), THE BANK OF
                                                      --------
NOVA SCOTIA, as administrative agent (in such capacity, the "Administrative
                                                             --------------
Agent"), and SOCIETE GENERALE, as documentation agent (in such capacity the
-----
"Documentation Agent").
--------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower has requested the Lenders to consent to waive violations of certain covenants which may have occurred and to amend the Credit Agreement to allow certain Investments;

          WHEREAS, the Administrative Agent and the Lenders are willing to consent to the requested waivers and amendments on and subject to the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties agree as follows:

     I.   Definitions.  Unless otherwise defined herein, terms defined in the
          -----------
Credit Agreement are used herein as therein defined.

     II.  Amendments to Credit Agreement.
          ------------------------------
          2.1  Section 1.1.  Section 1.1 of the Credit Agreement is hereby
               -----------
amended by (a) inserting the following new definition in alphabetical order:

     ""Venture Fund" a division of the Borrower, which, for purposes of this
       ------------
     Agreement, shall be deemed to be a Subsidiary of the Borrower."

           (b) inserting the following clause at the end of the definition of "Specified Collateral":

           "and (iv) assets of Venture Fund"

          (c) deleting the last sentence of the definition of "Subsidiary" and replacing it with the following sentence:

     "Unless otherwise qualified, all references to a "Subsidiary" or "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower, and shall exclude NTC, Osiare International S.A., Venture Fund and subsidiaries of Venture Fund, unless otherwise expressly indicated."

          2.2  Section 7.8.  Section 7.8 of the Credit Agreement is hereby
               -----------
amended by (a) deleting the reference to "$20,000,000" in clause (h) and replacing it with "$36,000,000"; and

          (b) inserting the following new clause (m) after clause (l):

     "(m) subject to Section 7.17, on or prior to October 6, 2001, Investments in Venture Fund in an aggregate amount not to exceed $10,000,000."

          2.3  Section 7.17.  Section 7.17 of the Credit Agreement is hereby
               ------------
amended by deleting the reference to "$20,000,000" therein and replacing it with the clause "$36,000,000; and provided, further, that with respect to Venture
                             --------  -------
Fund only, such amount shall be $10,000,000."

     III.  Amendments to Guarantee and Collateral Agreement.  Section 3 of the
           ------------------------------------------------
Guarantee and Collateral Agreement is hereby amended by inserting the following clause at the end of such the first sentence of such section:

     "and (vi) assets of Venture Fund"

     IV.   Waiver.  The Lenders hereby waive (a) violations of the covenants set
           ------
forth in Section 7.8(h) and 7.17 of the Credit Agreement as in effect prior to the Amendment Effective Date which may have occurred as a result of the Investments described herein, and (b) any Event of Default which may have occurred or would occur by virtue of such violations.

     V.   Conditions Precedent.  This Amendment shall become effective as of the
          --------------------
date hereof when each of the conditions precedent set forth below shall have been fulfilled (the date such conditions are fulfilled, the "Amendment Effective
                                                             -------------------
Date"):
----

          5.1  Amendment.  The Administrative Agent shall have received this
               ---------
Amendment, executed and delivered by a duly authorized officer of each of the Loan Parties and the Required Lenders.

          5.2  No Default or Event of Default.  On and as of this Amendment
               ------------------------------
Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

          5.3  Representations and Warranties.  The representations and
               ------------------------------
warranties made by each Loan Party in each Loan Document to which it is a party and herein after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of this Amendment Effective Date, after giving effect to this Amendment, as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

     VI.  General.
          -------

          6.1  Representation and Warranties.  The Borrower represents and
               -----------------------------
warrants to each Lender and the Administrative Agent as follows:

          (a)  Corporate Power; Authorization; Enforceable Obligations.
               -------------------------------------------------------

                    (i) Each Loan Party has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents to which it is a party, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of such Loan Documents, as so amended.

                    (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority or any other Person is required in connection with the execution and delivery of this Amendment to which any Loan Party is a party or with the performance, validity or enforceability of the Loan Documents to which it is a party, as amended by this Amendment.

                    (iii) This Amendment has been duly executed and delivered on behalf of each of the Loan Parties party hereto.

                    (iv) This Amendment and each Loan Document to which a Loan Party is a party, as amended by this Amendment, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (b)  No Legal Bar.  The execution, delivery and performance of this
               ------------
     Amendment and the performance of the Loan Documents to which each Loan Party is a party, as amended by this Amendment, will not violate any Requirement of Law or contractual obligation of any Loan Party or of any of their Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or contractual obligation.

          (c)  Representations and Warranties in Loan Documents.  The
               ------------------------------------------------
     representations and warranties set forth in each Loan Document are true and correct in all material respects as if made on and as of this Amendment Effective Date, except as they may specifically relate to an earlier date, after giving effect to this Amendment.

          6.2  Continuing Effect of Credit Agreement.  This Amendment shall not
               -------------------------------------
constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended or waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6.3  Affirmation of Security Documents.  Each of the Parties hereto
               ---------------------------------
agrees that the execution and delivery of this Amendment and the performance of the Credit Agreement shall not in any way affect such Person's obligations under any Security Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

          6.4  Expenses.  The Borrower agrees to pay or reimburse the
               --------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

          6.5  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          6.6  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                              INFONET SERVICES CORPORATION

                              By:__________________________
                              Name:
                              Title:


                              IINS, INC.

                              By:__________________________
                              Name:
                              Title:


                              ESG COMMUNICATIONS INCORPORATED

                              By:__________________________
                              Name:
                              Title:


                              INFONET BROADBAND SERVICES CORPORATION

                              By:__________________________
                              Name:
                              Title:


                              MERRILL LYNCH & CO., as Lead Arranger, Book
                              Manager and Syndication Agent

                              By:__________________________
                              Name:
                              Title:


                              MERRILL LYNCH CAPITAL CORPORATION, as Lender

                              By:__________________________
                              Name:
                              Title:

                              THE BANK OF NOVA SCOTIA, as a Lender and as
                              Administrative Agent

                              By:__________________________
                              Name:
                              Title:



                              SOCIETE GENERALE, New York Branch
                               as a Lender and as Documentation Agent

                              By:__________________________
                              Name:
                              Title:



                              ABN AMRO BANK N.V.

                              By:__________________________
                              Name:
                              Title:


                              By:__________________________
                              Name:
                              Title:



                              BANQUE PARIBAS

                              By:__________________________
                              Name:
                              Title:

                              By:__________________________
                              Name:
                              Title:

                              BAYERISCHE HYPO-UND VEREINSBANK AG, New York
                              Branch

                              By:__________________________
                              Name:
                              Title:

                              By:__________________________
                              Name:
                              Title:


                              FLEET NATIONAL BANK

                              By:__________________________
                              Name:
                              Title:


                              GOLDMAN SACHS CREDIT PARTNERS L.P.

                              By:__________________________
                              Name:
                              Title:


                              GALAXY CLO 1999-1, LTD.
                              By:  SAI INVESTMENT ADVISER, Inc., as its
                                    Collateral Manager

                              By:__________________________
                              Name:
                              Title:



                              THE FUJI BANK

                              By:__________________________
                              Name:
                              Title:

                              UBS AG,  Stamford Branch

                              By:__________________________
                              Name:
                              Title:

                              By:__________________________
                              Name:
                              Title:



                              PILGRIM CLO 1999 -- 1 LTD.
                              By:  PILGRIM INVESTMENTS, INC.,
                                    as Its Investment Manager

                              By:__________________________
                              Name:

                              Title:



                              SEQUILS -- PILGRIM I LTD.,

                              By: PILGRIM INVESTMENTS, INC.,as Its Investment Manager

                              By:__________________________
                              Name:
                              Title:



                             ML CLO XX PILGRIM AMERICA CAYMAN), LTD.

                              By:  PILGRIM INVESTMENTS, INC.,
                                   as Its Investment Manager

                              By:__________________________
                              Name:
                              Title:



                            MORGAN STANLEY DEAN WITTER PRIME
                            INCOME TRUST

                              By:__________________________
                              Name:
                              Title:

                              KZH SOLEIL-2 LLC

                              By:__________________________
                              Name:
                              Title:



                              NIB CAPITAL BANK N.V.

                              By:__________________________
                              Name:
                              Title:

                              By:__________________________
                              Name:
                              Title:



                              CITICORP USA, INC.

                              By:__________________________
                              Name:
                              Title:


                              ARCHIMEDES FUNDING, L.L.C.
                              By:  ING Capital Advisors LLC
                              as Collateral Manager

                              By:__________________________
                              Name:
                              Title:



                              ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                              HOLDINGS, LDC.,
                              By:   ING Capital Advisors LLC
                              As Investment Advisor

                              By:__________________________
                              Name:
                              Title:

                              SEQUILS- ING(HBDGM), LTD.
                              By:  ING Capital Advisors LLC,
                                   Collateral Manager and
                                   Authorized Signatory

                              By:__________________________
                              Name:
                              Title:



                              LEHMAN COMMERCIAL PAPER, INC.

                              By:__________________________
                              Name:
                              Title:



                              DEXIA PUBLIC FINANCE BANK

                              By:__________________________
                              Name:
                              Title:



                              CREDIT LOCALE DE FRANCE, NEW YORK AGENCY

                              By:__________________________
                              Name:
                              Title:



                              IKB DEUTSCHE INDUSTRIEBANK

                              By:__________________________
                              Name:
                              Title:

                              KREDITANSTALT FUR WEIDERAUFBAU

                              By:__________________________
                              Name:
                              Title: